UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):    November 28, 2017

Commission File Number	Exact Name of Registrant as Specified in Charter; State of Incorporation; Address and Telephone Number	IRS Employer Identification Number

1-8962	Pinnacle West Capital Corporation (an Arizona corporation) 400 North Fifth Street, P.O. Box 53999 Phoenix, AZ 85072-3999 (602) 250-1000	86-0512431

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 9.01.    Financial Statements and Exhibits.
(d)    Exhibits.
The registrant hereby files the following Exhibits to Registration Statement on Form S-3 (No. 333-203578, which became effective on April 23, 2015).

Exhibit No.	Description

1.1	Underwriting Agreement dated November 28, 2017, in connection with the offering of $300,000,000 of 2.25% Notes due 2020.

4.1	Third Supplemental Indenture relating to the issuance of $300,000,000 of 2.25% Notes due 2020.

4.2	Note of 2.25% Notes due 2020.

5.1	Opinion of Jeffrey B. Guldner, Executive Vice President, Public Policy and General Counsel

99.1	Information relating to Item 14 of the Registration Statement on Form S-3 (No. 333-203578)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PINNACLE WEST CAPITAL CORPORATION
(Registrant)

Dated: November 30, 2017	By: /s/ James R. Hatfield
James R. Hatfield
Executive Vice President and
Chief Financial Officer